Note 9 - Income Taxes	12 Months Ended
Jun. 30, 2016
Notes to Financial Statements
Income Tax Disclosure [Text Block]
Note 9 — Income Taxes

For financial reporting purposes, net loss showing domestic and foreign sources was as follows (in thousands):

	Year Ended June 30,
	2016	2015
Domestic	$(7,591)	$(7,145)
Foreign	(12,319)	(3,813)
Net loss from continuing operations	$(19,910)	$(10,958)

Provision for income taxes

The following is a reconciliation of income taxes at the statutory federal income tax rate of 35% to the income tax provision (benefit) recorded (in thousands);

	Year Ended June 30,
	2016	2015
Net loss from continuing operations	$(19,910)	$(10,958)
Computed tax benefit at statutory rate	(6,969)	(3,835)

Taxes in foreign jurisdictions with rates different than the United States	4,589	970
Other	789	2,693
Valuation allowance	1,591	172
Income tax expense	$—	$—

Deferred tax assets

Net deferred tax assets of continuing operations consisted of the following (in thousands):

	June 30,
	2016	2015
Deferred tax assets (liabilities):
Net operating loss carry forward	$16,221	$15,919
Depreciation and amortization	120	114
Stock-based expense	8,070	7,014
Investment in joint venture	4,124	3,866
Accruals	229	251
Deferred revenue	—	9
AMT credit	138	138
Subtotal	28,902	27,311
Valuation allowance	(28,902)	(27,311)
Net deferred assets	$—	$—

At June 30, 2016, the Company had approximately $43.5 million of U.S. federal net operating loss (“NOL”) carry forwards, and $4.0 million of China NOL carry forwards. The U.S. federal NOL carry forwards have expiration dates through the year 2036. The China NOL carry forwards have expiration dates through 2021. As of June 30, 2016, deferred tax assets of $9.8 million were included in discontinued operations and were offset by a full valuation allowance.

The Company’s tax returns are subject to periodic audit by the various taxing jurisdictions in which the Company operates, which can result in adjustments to its NOLs. There are no significant audits underway at this time.

In assessing the Company’s ability to utilize its deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefits of these deductible differences. Future changes in estimates of taxable income or in tax laws may change the need for the valuation allowance.

The Company and one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The Company has been subject to U.S. federal, state, and local, or non-U.S. income tax examinations by tax authorities for all tax years since its operations began in 2003. As of June 30, 2016, the domestic and foreign tax authorities have not proposed any adjustments to the Company’s material tax positions. The Company establishes reserves for positions taken on tax matters which, although considered appropriate under the regulations, could potentially be successfully challenged by authorities during a tax audit or review. The Company did not have any liability for uncertain tax positions as of June 30, 2016 or 2015.